[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             RESEARCH FUND

MFS(R) INSTITUTIONAL RESEARCH FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

  NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company, Chairman  Massachusetts Financial Services
and Chief Executive Officer                         Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company, Vice
President                                           JAMES O. YOST (born 06/12/60) Assistant
(since March 1997)                                  Treasurer
                                                    Massachusetts Financial Services
STEPHEN E. CAVAN (born 11/06/53) Secretary and      Company, Senior Vice President
Clerk Massachusetts Financial Services
Company, Senior Vice President, General Counsel
and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu,
Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the
Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of
117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and
    Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from 8
500 Boylston Street                                 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
ASSOCIATE DIRECTOR OF EQUITY RESEARCH               impaired individuals, call toll free:
Michael A. Lawless+                                 1-800-637-6576 any business day from 9
                                                    a.m. to 5 p.m. Eastern time. (To use
CUSTODIAN                                           this service, your phone must be
State Street Bank and Trust Company                 equipped with a Telecommunications
                                                    Device for the Deaf).
INVESTOR INFORMATION
For information on MFS mutual funds,                For share prices, account balances,
call your investment professional or,               exchanges or stock and bond outlooks,
for an information kit, call toll free:             call toll free: 1-800-MFS-TALK
1-800-637-2929 any business day from 9              (1-800-637-8255) anytime from a touch-
a.m. to 5 p.m. Eastern time (or leave a             tone telephone.
message anytime).
                                                    WORLD WIDE WEB
                                                    www.mfs.com

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames


    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -9.95%, including the reinvestment of any distributions but excluding the effects of any sales charges. During the same period, this performance compares to a return of -5.55% for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. The fund also compares performance to the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned -5.98% during the same period.

U.S. equity markets continued to be plagued by poor investor sentiment, volatility, and lower stock prices during the last six months of the period. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks, kept all of the major stock indices highly volatile. Following the attacks, the U.S. equity markets were closed for the longest stretch since the Great Depression and posted significant declines after reopening. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained weak.

Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology and utilities & communications. After years of expansion, the first recession in over 10 years and high inventory levels stalled corporate spending and consumer demand. While technology and telecommunications stocks rebounded significantly in the fourth quarter of 2001, these stocks performed extremely poorly during the first three months of the period.

In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in an economic downturn. Unfortunately, this did not translate into positive performance for many of our holdings, especially among our technology positions. Despite holding what we believed were the dominant players in their respective industries with positive long-term business fundamentals, stock prices for most technology companies were punished along with the rest of the growth sector during the period.

While the fourth quarter rally in the tech sector made valuations less attractive, we think the sharp downturn many of these companies have experienced since the second quarter of 2000 had made their stock prices attractive. While some companies continued to struggle with structural business problems, others were only suffering from a cyclical slowdown, in our view. As a result, we continued to believe that many technology and telecommunications companies offered strong sources of earnings growth and should fare better when the economy improves.

In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. In particular, Dynegy fared poorly. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we think companies will ramp up their production, increasing the demand for power. Other individual securities that detracted from performance included Safeway.

On a more positive note, a significant contributor to performance was strong stock selection in the financial services sector. In particular, holdings in Bank of America, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association aided performance. Bank of America performed well as the company announced it was selling its unprofitable sub-prime loan and auto-leasing businesses and benefited from lower interest rates spurring a surge in mortgage applications and re-financings. In general, they were able to perform well in a falling interest rate environment, but without the credit risk associated with other financials. Other individual securities that helped performance included IBM. Long distance company Sprint also contributed positively to performance.

We saw an improvement in performance towards the end of the period, so we are hoping that this will carry over into 2002. As far as our positioning is concerned, we have been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in health care, particularly pharmaceutical stocks. At the end of the period, we also had significant positions in oil companies and in the financial services area. While our somewhat conservative positioning hurt performance in the fourth quarter of 2001, we were comfortable with the weightings, especially given the dramatic appreciation we witnessed in the technology sector late in the year.

We may begin to gradually transition the portfolio to be more aggressive in anticipation of a recovery in 2002, but we've continued to look at what we think are well-positioned companies that are generating free cash flow. In addition to defensive areas such as health care and financial services, we've been looking closely at broadcasting and cable companies such as Viacom because we think the advertising environment will pick up in the second half of 2002. Other cyclical areas, such as industrial goods and basic materials, also looked attractive to us. In our view, aerospace and defense names such as Northrup Grumman, and diversified basic materials companies such as Minnesota Mining & Manufacturing
(3M) offered attractive valuations and have a good opportunity to outperform the broader market in 2002. If we begin to see an improvement in business fundamentals and the earnings outlooks for some of the beaten-down technology and telecommunications stocks, we may also increase our exposure in these sectors in an effort to capitalize on their compelling long- term growth potential.

     Respectfully,

 /s/ Michael A. Lawless

     Michael A. Lawless
     Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $23.9 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                                        6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   -9.95%          -21.61%           -6.24%          +40.39%          +50.98%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --           -21.61%           -2.13%          + 7.02%          + 7.61%
--------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, May 20, 1996, through December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUNDS SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Institutional Research Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the trust were elected as follows:
                                                           NUMBER OF SHARES
                                                        ----------------------
                                                                       WITHHOLD
NOMINEE                                                           FOR AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                                       3,857,458.699        0
John W. Ballen                                          3,857,458.699        0
Lawrence H. Cohn                                        3,857,458.699        0
J. David Gibbons                                        3,857,458.699        0
William R. Gutow                                        3,857,458.699        0
J. Atwood Ives                                          3,857,458.699        0
Abby M. O'Neill                                         3,857,458.699        0
Lawrence T. Perera                                      3,857,458.699        0
William J. Poorvu                                       3,857,458.699        0
Arnold D. Scott                                         3,857,458.699        0
J. Dale Sherratt                                        3,857,458.699        0
Elaine R. Smith                                         3,857,458.699        0
Ward Smith                                              3,857,458.699        0

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                  3,857,458.699
Against                                                          0
Abstain                                                          0

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  3,857,458.699
Against                                                          0
Abstain                                                          0

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  3,857,458.699
Against                                                          0
Abstain                                                          0

ITEM 5. The approval to change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental. (Item 5 is not applicable for MFS Institutional
Research Fund.)

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  3,857,458.699
Against                                                          0
Abstain                                                          0

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                  3,857,458.699
Against                                                          0
Abstain                                                          0

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 96.7%
------------------------------------------------------------------------------
ISSUER                                                    SHARES         VALUE
------------------------------------------------------------------------------
U.S. Stocks - 87.6%
  Aerospace - 1.7%
    Northrop Grumman Corp.                                 4,100   $   413,321
------------------------------------------------------------------------------
  Apparel & Textiles - 0.7%
    Nike, Inc., "B"                                        3,090   $   173,782
------------------------------------------------------------------------------
   Automotive - 1.0%
    Harley-Davidson, Inc.                                  4,240   $   230,274
------------------------------------------------------------------------------
 Banks & Credit Cos. - 5.7%
    Bank America Corp.                                     7,760   $   488,492
    Capital One Financial Corp.                            4,850       261,658
    Comerica, Inc.                                         1,360        77,928
    FleetBoston Financial Corp.                            9,450       344,925
    PNC Financial Services Group Co.                       1,980       111,276
    SouthTrust Corp.                                       3,220        79,437
                                                                   -----------
                                                                   $ 1,363,716
------------------------------------------------------------------------------
  Biotechnology - 2.8%
    Eli Lilly & Co.                                        6,450   $   506,583
    Guidant Corp.*                                         3,340       166,332
                                                                   -----------
                                                                   $   672,915
------------------------------------------------------------------------------
  Business Machines - 2.4%
    Dell Computer Corp.*                                   4,880   $   132,638
    International Business Machines Corp.                  2,290       276,999
    Motorola, Inc.                                        11,400       171,228
                                                                   -----------
                                                                   $   580,865
------------------------------------------------------------------------------
  Business Services - 1.4%
    Automatic Data Processing, Inc.                        3,600   $   212,040
    SunGard Data Systems, Inc.*                            4,330       125,267
                                                                   -----------
                                                                   $   337,307
------------------------------------------------------------------------------
  Cellular Phones - 0.5%
    QUALCOMM, Inc.*                                        2,440   $   123,220
------------------------------------------------------------------------------
  Chemicals - 1.2%
    Air Products & Chemicals, Inc.                         1,090   $    51,132
    Praxair, Inc.                                          4,070       224,867
                                                                   -----------
                                                                   $   275,999
------------------------------------------------------------------------------
  Computer Software - 1.3%
    Oracle Corp.*                                         14,420   $   199,140
    VeriSign, Inc.*                                        2,960       112,599
                                                                   -----------
                                                                   $   311,739
------------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Rational Software Corp.*                               4,120   $    80,340
    VERITAS Software Corp.*                                1,460        65,452
                                                                   -----------
                                                                   $   145,792
------------------------------------------------------------------------------
  Consumer Goods & Services - 3.2%
    Gillette Co.                                           2,620   $    87,508
    Kimberly-Clark Corp.                                   3,700       221,260
    Procter & Gamble Co.                                   5,650       447,084
                                                                   -----------
                                                                   $   755,852
------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Danaher Corp.                                          2,460   $   148,363
------------------------------------------------------------------------------
  Electronics - 3.9%
    Analog Devices, Inc.*                                  7,506   $   333,191
    Atmel Corp.*                                          27,040       199,285
    Flextronics International Ltd.*                        5,114       122,685
    Intel Corp.                                            3,140        98,753
    Linear Technology Corp.                                4,400       171,776
                                                                   -----------
                                                                   $   925,690
------------------------------------------------------------------------------
  Entertainment - 5.7%
    AOL Time Warner, Inc.*                                 5,935   $   190,514
    Clear Channel Communications, Inc.*                    7,580       385,898
    Comcast Corp., "A"*                                    5,040       181,440
    Viacom, Inc., "B"*                                    13,716       605,561
                                                                   -----------
                                                                   $ 1,363,413
------------------------------------------------------------------------------
  Financial Institutions - 6.7%
    Citigroup, Inc.                                        9,509   $   480,014
    Federal Home Loan Mortgage Corp.                       7,260       474,804
    Federal National Mortgage Assn                         5,660       449,970
    Goldman Sachs Group, Inc.                                800        74,200
    Merrill Lynch & Co., Inc.                              2,230       116,228
                                                                   -----------
                                                                   $ 1,595,216
------------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                              4,690   $   212,035
    PepsiCo, Inc.                                          1,307        63,638
                                                                   -----------
                                                                   $   275,673
------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                2,900   $   117,015
    Willamette Industries, Inc.                            1,800        93,816
                                                                   -----------
                                                                   $   210,831
------------------------------------------------------------------------------
  Insurance - 7.9%
    AFLAC, Inc.                                            4,530   $   111,257
    Allstate Corp.                                         6,500       219,050
    American International Group, Inc.                     5,502       436,859
    Chubb Corp.                                            1,300        89,700
    CIGNA Corp.                                            2,570       238,111
    Hartford Financial Services Group, Inc.                1,700       106,811
    MetLife, Inc.                                         16,130       510,998
    St. Paul Cos., Inc.                                    4,190       184,234
                                                                   -----------
                                                                   $ 1,897,020
------------------------------------------------------------------------------
  Machinery - 1.9%
    Deere & Co.                                            5,640   $   246,242
    SPX Corp.*                                             1,560       213,564
                                                                   -----------
                                                                   $   459,806
------------------------------------------------------------------------------
  Medical & Health Products - 8.0%
    Allergan, Inc.                                           610   $    45,781
    American Home Products Corp.                           9,690       594,578
    Applera Corp. - Applied Biosystems Group               5,270       206,953
    Johnson & Johnson Co.                                  9,000       531,900
    Pfizer, Inc.                                          13,585       541,362
                                                                   -----------
                                                                   $ 1,920,574
------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.5%
    Cardinal Health, Inc.                                  2,630   $   170,056
    Genzyme Corp.*                                         7,300       436,978
                                                                   -----------
                                                                   $   607,034
------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Alcoa, Inc.                                            3,280   $   116,604
------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Equitable Resources, Inc.                              1,270   $    43,269
------------------------------------------------------------------------------
  Oil Services - 0.8%
    GlobalSantaFe Corp.                                    6,950   $   198,214
------------------------------------------------------------------------------
  Oils - 4.5%
    Anadarko Petroleum Corp.                               4,300   $   244,455
    Apache Corp.                                           1,199        59,806
    Devon Energy Corp.                                     2,600       100,490
    EOG Resources, Inc.                                    3,770       147,445
    Exxon Mobil Corp.                                     13,618       535,187
                                                                   -----------
                                                                   $ 1,087,383
------------------------------------------------------------------------------
  Printing & Publishing
    Readers Digest Assn., Inc., "A"                          400   $     9,232
                                                                   -----------
  Restaurants & Lodging - 0.6%
    Starwood Hotels & Resorts Co.                          4,700   $   140,295
------------------------------------------------------------------------------
  Retail - 5.5%
    Family Dollar Stores, Inc.                             2,900   $    86,942
    Home Depot, Inc.                                       7,800       397,878
    Lowe's Cos., Inc.                                      4,150       192,602
    Sears, Roebuck & Co.                                   4,400       209,616
    Target Corp.                                           5,880       241,374
    Wal-Mart Stores, Inc.                                  3,490       200,849
                                                                   -----------
                                                                   $ 1,329,261
------------------------------------------------------------------------------
  Special Products & Services - 1.7%
    Illinois Tool Works, Inc.                              1,500   $   101,580
    Minnesota Mining & Manufacturing Co.                   2,560       302,617
                                                                   -----------
                                                                   $   404,197
------------------------------------------------------------------------------
  Supermarket - 1.6%
    Safeway, Inc.*                                         9,300   $   388,275
------------------------------------------------------------------------------
  Telecom - Wireless - 0.3%
    SBA Communications Corp.*                              4,880   $    63,538
------------------------------------------------------------------------------
  Telecom - Wireline - 4.0%
    Amdocs Ltd.*                                           4,940   $   167,812
    AT&T Wireless Services, Inc.*                         12,795       183,864
    CIENA Corp.*                                           8,700       124,497
    Comverse Technology, Inc.*                             5,220       116,771
    EchoStar Communications Corp.*                         7,370       202,454
    Enterasys Networks, Inc.*                              6,610        58,499
    QLogic Corp.*                                          1,479        65,830
    USA Networks, Inc.*                                    1,100        30,041
                                                                   -----------
                                                                   $   949,768
------------------------------------------------------------------------------
  Trucking - 1.3%
    United Parcel Service, Inc.                            5,900   $   321,550
------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Calpine Corp.*                                         5,040   $    84,622
------------------------------------------------------------------------------
  Utilities - Gas - 1.9%
    Dynegy, Inc.                                           8,050   $   205,275
    El Paso Corp.                                          5,425       242,009
                                                                   -----------
                                                                   $   447,284
------------------------------------------------------------------------------
  Utilities - Telephone - 2.5%
    BellSouth Corp.                                        8,200   $   312,830
    Charter Communications, Inc.*                          3,610        59,312
    Sprint Corp. (FON Group)                              11,590       232,727
                                                                   -----------
                                                                   $   604,869
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $20,976,763
------------------------------------------------------------------------------
Foreign Stocks - 9.1%
  Bermuda - 5.5%
    ACE Ltd. (Insurance)                                  11,000   $   441,650
    Tyco International Ltd. (Conglomerate)                 7,260       427,614
    XL Capital Ltd. (Insurance)                            4,800       438,528
                                                                   -----------
                                                                   $ 1,307,792
------------------------------------------------------------------------------
  France - 0.9%
    Technip-Coflexip SA, ADR (Construction Services)       1,040   $    34,724
    Total Fina S.A., ADR (Oils)                            2,780       195,267
                                                                   -----------
                                                                   $   229,991
------------------------------------------------------------------------------
  Ireland - 0.2%
    Jefferson Smurfit Group PLC, ADR
      (Special Products &  Services)                       2,238   $    50,355
------------------------------------------------------------------------------
  Japan - 0.5%
    HONDA MOTOR CO., LTD., ADR (Automotive)                1,500   $   122,265
------------------------------------------------------------------------------
  Switzerland - 0.8%
    Novartis AG, ADR (Biotechnology)                       1,250   $    45,625
    Syngenta AG (Chemicals)*                              13,400       142,040
                                                                   -----------
                                                                   $   187,665
------------------------------------------------------------------------------
  United Kingdom - 1.2%
    BP PLC, ADR (Oils)*                                      214   $     1,661
    BP PLC, ADR (Oils)                                     2,422       112,647
    Diageo PLC (Food & Beverage Products)                  2,155        99,712
    Vodafone Group PLC, ADR (Telecom - Wireline)           2,722        69,901
                                                                   -----------
                                                                   $   283,921
------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 2,181,989
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $20,497,067)                        $23,158,752
------------------------------------------------------------------------------
Short-Term Obligations - 1.5%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02           $   146   $   145,993
    General Electric Capital Corp., due 1/02/02              218       217,989
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $   363,982
------------------------------------------------------------------------------
Repurchase Agreement - 1.6%
------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $385,038 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                   $   385   $   385,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $21,246,049)                   $23,907,734
Other Assets, Less Liabilities - 0.2%                                   38,246
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $23,945,980
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $21,246,049)             $23,907,734
  Investment of cash collateral for securities loaned,
    at identified cost and value                                     1,223,928
  Cash                                                                     243
  Receivable for investments sold                                      140,206
  Receivable for fund shares sold                                       13,189
  Interest and dividends receivable                                     28,025
  Other assets                                                           1,548
                                                                   -----------
      Total assets                                                 $25,314,873
                                                                   -----------
Liabilities:
  Payable for investments purchased                                $   136,822
  Payable for fund shares reacquired                                     7,067
  Collateral for securities loaned, at value                         1,223,928
  Payable to affiliates for management fee                               1,076
                                                                   -----------
      Total liabilities                                            $ 1,368,893
                                                                   -----------
Net assets                                                         $23,945,980
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $27,702,286
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  2,661,510
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (6,415,964)
  Accumulated distributions in excess of net investment income          (1,852)
                                                                   -----------
      Total                                                        $23,945,980
                                                                   ===========
Shares of beneficial interest outstanding                           2,529,256
                                                                    =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $9.47
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   202,409
    Interest                                                           29,811
    Foreign taxes withheld                                             (1,148)
                                                                  -----------
      Total investment income                                     $   231,072
                                                                  -----------

  Expenses -
    Management fee                                                $   127,223
    Trustees' compensation                                              2,100
    Shareholder servicing agent fee                                     1,598
    Administrative fee                                                  1,260
    Custodian fee                                                      13,975
    Printing                                                            5,869
    Auditing fees                                                      15,835
    Legal fees                                                          5,418
    Registration fees                                                  11,742
    Miscellaneous                                                       2,121
                                                                  -----------
      Total expenses                                              $   187,141
    Fees paid indirectly                                               (2,083)
    Reduction of expenses by investment adviser                       (68,345)
                                                                  -----------
      Net expenses                                                $   116,713
                                                                  -----------
        Net investment income                                     $   114,359
                                                                  -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(4,568,821)
    Foreign currency transactions                                      (1,241)
                                                                  -----------
      Net realized loss on investments and foreign currency
         transactions                                             $(4,570,062)
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  (900,245)
    Translation of assets and liabilities in foreign currencies           236
                                                                  -----------
      Net unrealized loss on investments and foreign currency
         translation                                              $  (900,009)
                                                                  -----------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(5,470,071)
                                                                  -----------
          Decrease in net assets from operations                  $(5,355,712)
                                                                  ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED               YEAR ENDED
                                                            DECEMBER 31, 2001            JUNE 30, 2001
                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    114,359             $    193,181
  Net realized loss on investments and foreign
    currency transactions                                          (4,570,062)                (772,164)
  Net unrealized loss on investments and foreign
    currency translation                                             (900,009)             (12,176,094)
                                                                 ------------             ------------
      Decrease in net assets from operations                     $ (5,355,712)            $(12,755,077)
                                                                 ------------             ------------

Distributions declared to shareholders -
  From net investment income                                     $   (233,332)            $   (116,131)
  From net realized gain on investments and foreign
    currency transactions                                                --                 (8,928,283)
  In excess of net realized gain on investments and foreign
    currency transactions                                                --                 (1,148,984)
                                                                 ------------             ------------
      Total distributions declared to shareholders               $   (233,332)            $(10,193,398)
                                                                 ------------             ------------

Net increase (decrease) in net assets from fund share
  transactions                                                   $(22,780,074)            $  2,104,626
                                                                 ------------             ------------
      Total decrease in net assets                               $(28,369,118)            $(20,843,849)
Net assets:
  At beginning of period                                         $ 52,315,098             $ 73,158,947
                                                                 ------------             ------------

  At end of period (including accumulated distributions in
    excess of net investment income and accumulated
    undistributed net investment income of $1,852 and
    $117,121, respectively)                                      $ 23,945,980             $ 52,315,098
                                                                 ============             ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                SIX MONTHS ENDED         --------------------------------------------------------------------
                               DECEMBER 31, 2001             2001           2000           1999            1998          1997
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                  $10.62           $16.52         $16.27         $14.76          $12.10         $ 9.78
                                          ------           ------         ------         ------          ------         ------
Income from investment operations# -
  Net investment income(S)                $ 0.03           $ 0.04         $ 0.03         $ 0.05          $ 0.07         $ 0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (1.09)           (3.25)          3.24           1.99            3.07           2.29
                                          ------           ------         ------         ------          ------         ------
      Total from investment
        operations                        $(1.06)          $(3.21)        $ 3.27         $ 2.04          $ 3.14         $ 2.35
                                          ------           ------         ------         ------          ------         ------
Less distributions declared to shareholders -
  From net investment income              $(0.09)          $(0.03)        $(0.08)        $(0.03)         $(0.05)        $(0.03)
  From net realized gain on
    investments and foreign currency
    transactions                          --                (2.36)         (2.94)         (0.50)          (0.43)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                          --                (0.30)          --             --              --             --
                                          ------           ------         ------         ------          ------         ------
      Total distributions declared
        to shareholders                   $(0.09)          $(2.69)        $(3.02)        $(0.53)         $(0.48)        $(0.03)
                                          ------           ------         ------         ------          ------         ------
Net asset value - end of period           $ 9.47           $10.62         $16.52         $16.27          $14.76         $12.10
                                          ======           ======         ======         ======          ======         ======
Total return                               (9.95)%++       (21.58)%        21.67%         14.12%          26.86%         24.12%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                              0.56%+           0.56%          0.66%          0.66%           0.65%          0.65%
    Net investment income                   0.54%+           0.31%          0.21%          0.37%           0.49%          0.56%
Portfolio turnover                            56%              99%            99%            99%             73%            84%
Net assets at end of period (000
  Omitted)                               $23,946          $52,315        $73,159        $61,467        $100,377        $42,292

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, net investment income per share and the ratios would have been:
      Net investment income               $ 0.01           $ 0.01         $ 0.01         $ 0.04          $ 0.05         $ 0.03
      Ratios (to average net assets):
        Expenses##                          0.88%+           0.78%          0.77%          0.77%           0.76%          0.90%
        Net investment income               0.22%+           0.09%          0.10%          0.26%           0.38%          0.31%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $1,176,385. These loans were collateralized by cash of $1,223,928 which was invested in the following short-term obligation:

                                                                      AMORTIZED
                                                                       COST AND
                                                       SHARES             VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        1,223,928        $1,223,928

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. The amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, capital losses, and amortization on debt securities.

The tax character of distributions paid for the years ended June 30, 2001, and June 30, 2000, was as follows:

                                     JUNE 30, 2001           JUNE 30, 2000
--------------------------------------------------------------------------
Distributions Paid from:
  Ordinary income                     $ 1,107,214              $   299,770
  Long-term capital gain                9,086,184               10,735,727
                                      ----------                ----------
    Total Distributions Paid          $10,193,398              $11,035,497

As of June 30, 2001, the components of distributable earnings on a tax basis were as follows:

          Undistributed ordinary income                     $117,121
          Unrealized gain                                   $815,607

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2001, were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $22,501,164 and $45,074,095, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $22,081,774
                                                                 -----------
Gross unrealized appreciation                                    $ 2,405,828
Gross unrealized depreciation                                       (579,868)
                                                                 -----------
  Net unrealized appreciation                                    $ 1,825,960
                                                                 ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                 SIX MONTHS ENDED DECEMBER 31, 2001            YEAR ENDED JUNE 30, 2001
                                 ----------------------------------        ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              114,563       $  1,092,012        1,468,307       $ 17,333,220
Shares issued to shareholders in
  reinvestment of distributions           24,639            233,331          831,434         10,193,385
Shares reacquired                     (2,537,926)       (24,105,417)      (1,801,334)       (25,421,979)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)           (2,398,724)      $(22,780,074)         498,407       $  2,104,626
                                      ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $182 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           IRF-3 2/02 XXM